POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ J. S. Auerbach
_____________________________________
J. S. Auerbach

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ M. E. Beams
_____________________________________
M. E. Beams

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ J. Carter-Miller
_____________________________________
J. Carter-Miller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ R. C. Hochschild
_____________________________________
R. C. Hochschild

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ S. M. Mills
_____________________________________
S. M. Mills

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ H. E. Mitchell
_____________________________________
H. E. Mitchell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ C. N. Muruzabal
_____________________________________
C. N. Muruzabal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ D. C. Nordin
_____________________________________
D. C. Nordin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ B. C. Pickerell
_____________________________________
B. C. Pickerell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ C. S. Richer
_____________________________________
C. S. Richer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Houston, D. D. Strable-Soethout and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contract:

Principal® Strategic Outcomes	File No. ________________
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form S-1 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 20th day of August, 2024.

/s/ A. Rivera
_____________________________________
A. Rivera

POWER OF ATTORNEY

The undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. D. Strable-Soethout, J. M. Pitz and G. Djurasovic, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal Life Insurance Company contracts:

Principal® Strategic Income	File No. 333-282080
Principal® Strategic Outcomes	File No. 333-282081
with premiums received in connection with such contracts held in the Principal Life Insurance Company on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 17th day of January, 2025.

/s/ D. J. Houston
_____________________________________
D. J. Houston